Exhibit 10.2

NOTE: Portions of this Exhibit are the subject of a Confidential Treatment Request by the Registrant to the Securities and Exchange Commission (the “Commission”). Such portions have been redacted and are marked with a “[***]” in the place of the redacted language. The redacted information has been filed separately with the Commission.

SECOND AMENDMENT OF THE LICENSE AGREEMENT

The Parties to the License Agreement of July 10, 2007 (“License Agreement”), SANGAMO BIOSCIENCES, INC., a Delaware corporation having its principal place of business at Point Richmond Tech Center, 501 Canal Boulevard, Suite A100, Richmond, California 94804 (“Sangamo”), and SIGMA-ALDRICH CO., an Illinois corporation having its principal place of business at 3050 Spruce Street, St. Louis, MO 63103, (“Sigma”), hereby amend the License Agreement (this “Second Amendment”) effective as of September 25, 2009 (the “Amendment Execution Date”) as follows:

1. Section 1.70 of the License Agreement shall be amended to read in its entirety as follows:

1.70 “Sigma” means Sigma-Aldrich Co., an Illinois corporation.

2. Sections 7.3(a)(v) and 7.3(a)(vi) of the License Agreement shall be deleted in their entirety and replaced with the following:

(v) $[***] upon delivery by Sangamo to Sigma of: (a) [***] new two-finger modules (archive plate [***] or [***] as appropriate), which will add a minimum of [***] new hexamers to the archive repertoire. Each module will be characterized by [***] and will specify a minimum of [***] base pairs in its assigned target (using a log odds score based on the [***] enrichment of the targeted hexamer). The modules will be provided as DNA and glycerol stocks; and (b) a companion set of data files, computer programs and detailed protocols that fully incorporate the new modules into the standard design and gene assembly process.

(vi) $[***] upon delivery by Sangamo to Sigma of: (a) at least [***] new two-finger modules (archive plate [***] or [***] as appropriate) which will add a minimum of a further [***] new hexamers (separate from those delivered in (vi) above) to the archive repertoire. Each module will be characterized by [***] and will specify a minimum of [***] base pairs in its assigned target (using a log odds score based on the [***] enrichment of the targeted hexamer). Modules will be provided as DNA and glycerol stocks; and (b) delivery of a companion set of data files, computer programs and detailed protocols that fully incorporate the new modules into the standard design and gene assembly process.

(vii) $[***] upon delivery by Sangamo to Sigma of: (a) a set of new [***] for skipping [***] and [***] with supporting data showing the preference of each new [***] for its intended [***] length as well as the improved average [***] performance over existing [***]; and (b) delivery of a companion set of data files, computer programs and detailed protocols that fully incorporate the new [***] into the standard design and gene assembly process. Biochemical studies will consist of [***]. Biological studies will consist of transient ZFN expression in a human cell line followed by Cel-1 analysis for determination of gene modification efficiency of the endogenous targets.

***	CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION

(viii) $[***] upon delivery by Sangamo to Sigma of: (a) [***]-based design scores for the entire current archive (the two-finger modules on archive plates [***] through [***]); and (b) a companion set of data files, computer programs and detailed protocols that fully incorporate the new data into the standard design and gene assembly process. Note that modules yielding poor [***] data in these studies may be functionally eliminated from the archive.

(ix) $[***] upon initial transfer and demonstration of functional implementation at Sigma of electronic [***] capabilities as demonstrated by generation of an [***] design sheet. The software will incorporate the existing archive and any new modules, single fingers and [***] available at the time of initial transfer that have been delivered as part of the work performed above in sections (v), (vi), (vii), and (viii). After initial transfer, the software will be updated as necessary to incorporate platform improvements delivered as part of the work performed above in sections (v), (vi), (vii), and (viii).

(x) $[***] upon delivery by Sangamo to Sigma of data resulting from [***] for [***] new hexamers focused on the [***]. Data will be comprised of sequencing results from [***] pools. Where sequence data indicate a successful [***] (i.e. via consensus behavior) Sangamo shall follow-up by performing downstream steps of the repertoire expansion process (generation of module constructs and [***] analysis). Downstream steps will be performed for either [***] modules per successful [***], or [***] modules, whichever value is less. Modules identified via [***] as specific for new hexamers will then be added to the archive, with supply of such constructs as DNA and glycerol stocks and a companion set of data files, computer programs and detailed protocols that fully incorporate the new modules into the standard design and gene assembly process.

3. Section 7.3(d) of the License Agreement shall be amended in its entirety to read as follows:

(d) Sigma shall pay the indicated amounts within thirty (30) days of achievement of the milestone. For clarity, in the event that Sangamo achieves the milestone described in Section 7.3(a)(iii), Sangamo shall be deemed to have achieved the milestone set forth in Section 7.3(a)(i) (if not previously achieved). For further clarity, achievement of the milestone described in Section 7.3(a)(iv) shall trigger the milestone payment set forth in Section 7.3(a)(ii) (if not previously paid).

4. Section 13.8 of the License Agreement shall be amended to read in its entirety as follows:

13.8 Notices. Any notice required or permitted to be given under this Agreement shall be in writing, shall specifically refer to this Agreement and shall be deemed to have been sufficiently given for all purposes if mailed by first class certified or registered mail, postage prepaid, express delivery service or personally delivered. Unless otherwise specified in writing, the mailing addresses of the Parties shall be as described below.

***	CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION

For Sangamo:	Sangamo BioSciences, Inc.
Point Richmond Tech Center
501 Canal Boulevard, Suite A100
Richmond, California 94804
Attention: Chief Executive Officer

With a copy to:	Cooley Godward Kronish LLP
Five Palo Alto Square
3000 El Camino Real
Palo Alto, CA 94306
Attention: Marya A. Postner, Esq.

For Sigma:	Sigma-Aldrich Co.
3050 Spruce Street
St. Louis, Missouri 63103
Attention: General Counsel and Secretary

With a copy to:	Sigma-Aldrich Co.
3050 Spruce Street
St. Louis, Missouri 63103
Attention: President, Research Biotech Unit

5. This Second Amendment amends the terms of the License Agreement and is deemed incorporated into the License Agreement. The provisions of the License Agreement, as amended by this Second Amendment, remain in full force and effect.

6. The License Agreement as amended by this Second Amendment sets forth the entire understanding of the parties hereto relating to the subject matter thereof and supersedes all prior agreements and understandings among or between any of the parties hereto relating to the subject matter thereof.

7. This Second Amendment may be executed in several counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement. The exchange of a fully executed Second Amendment (in counterparts or otherwise) by electronic transmission, including by email, or facsimile shall be sufficient to bind the Parties to the terms and conditions of this Second Amendment.

IN WITNESS WHEREOF, the Parties have executed this Second Amendment of the License Agreement in duplicate originals by their proper officers as of the Amendment Execution Date.

SANGAMO BIOSCIENCES, INC.		SIGMA-ALDRICH CO.

By:	/s/ Philip D. Gregory	By:	/s/ David Smoller
Name:	Philip D. Gregory	Name:	David Smoller
Title:	Chief Scientific Officer	Title:	President

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